UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018

Golden Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01Change in Registrant’s Certifying Accountant

On March 27, 2018, the Audit Committee of the Board of Directors (the “Board”) of Golden Entertainment, Inc. (the “Company”) approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, replacing Piercy Bowler Taylor & Kern (“PBTK”) in that role, effective immediately.  Both the Audit Committee and the Company thank PBTK for its service to the Company over the past several years, and look forward to utilizing the global resources of EY going forward.

The reports of PBTK on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent two fiscal years, which ended December 31, 2017 and December 31, 2016, and the subsequent interim period through March 27, 2018, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and PBTK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PBTK’s satisfaction, would have caused PBTK to make reference to the subject matter of the disagreement in its reports and (ii) there were no "reportable events" (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PBTK with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that PBTK furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of PBTK’s letter, dated March 28, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period through March 27, 2018, neither the Company nor any person acting on its behalf consulted EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of the audit opinion that might be rendered on the Company’s financial statements, and EY did not provide any written report or oral advice to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01Financial Information and Exhibits

(d)Exhibits

Exhibit No.Description of Exhibit

16.1Letter from Piercy Bowler Taylor & Kern, dated March 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: March 28, 2018	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Executive Vice President,
Chief Strategy Officer and Chief Financial Officer